                                                                    Exhibit 10.5

                                 RELATION SERVE

                        CONTRACT FOR CONSULTING SERVICES

Name of Consultant:     Stronghurst, LLC                     Date: June 13, 2005
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            C. James Jensen, Joseph Abrams, Principals

Address: 131 Laurel Grove Ave
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         Kentfield, CA 94904
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Daytime Telephone #:    415-258-9117
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RelationServe ("RS") and Consultant agree as follows:

1.   SERVICES  AND FEES:  The  Description  of Work,  which is Exhibit A to this
Contract for  Consulting  Services  ("Contract"),  describes  the services  that
Consultant  will  perform  and the fees which RS will pay in  return.  If RS and
Consultant  anticipate  working beyond the scope of this  agreement,  additional exhibits  may be made a part of this  contract  for  such  additional  projects, although each additional  exhibit must be approved by each party by signature on each exhibit. Consultant is an independent contractor, not an employee of RS. No employment relationship is created by this Contract.

2.   TERM:  Consultant  will begin work on the date  written  above and,  unless terminated sooner, the Contract will end March 13, 2007 (21 months).

3.   WORK:  The  scope of work  shall be  found  in the  Description  of Work in
Exhibit A.

4.   REPORTS:  If applicable,  Consultant will report to RS on the status of the
Work at least once a month.

5.   TERMINATION:

     (a) RS may terminate  this  Contract  upon 60 days written  notice prior to
March 13, 2006 for any reason. If such notice is not received by Consultant, the
Contract shall be in force for the next 6 months. RS may terminate this Contract upon 60 days written notice prior to September 13, 2006 for any reason.  If such notice is not received by  Consultant,  the  Contract  shall be in force for the final 6 months, until March 13, 2007.

6.   RELATIONSHIP OF PARTIES:

     (a) Consultant,  as used in this Contract,  means the person or entity that signs this Contract and all its employees and agents.

     (b) Consultant shall retain independent professional status throughout this
Contract and shall use its own discretion in performing the tasks assigned.

     (c)  Consultant  has never been an RS  employee  and,  in either  case,  is ineligible  for any RS employee  benefits.  As Consultant is not RS's  employee,
Consultant is responsible for paying all required state and federal taxes.

     (d) RS shall  determine  the method,  details and means of  performing  the services hereunder. Consultant shall remain responsible for performing all tasks contemplated by this Contract.

     (e) Consultant shall perform the services  required by this Contract at any place or location and at such times as Consultant and RS shall determine. RS and
Consultant   shall  reasonably   cooperate  to  make  facilities   available  to
Consultant; in no event shall RS's providing such facilities be used as evidence of an employer/employee relationship.

7.   INDEMNIFICATION:  Consultant  agrees to be responsible for its own actions.
RS agrees to be responsible for its own actions.  Each party agrees to indemnify each other against claims made which either party has had no action in including but not limited to the following:

          - Any negligent act, omission,  or willful misconduct of Consultant or
RS in the performance of this Contract.

          - Consultant's or RS's failure to comply with federal,  state or local law.

8.   CONFIDENTIALITY:

     (a) Consultant  agrees not to disclose any RS Confidential  Information and to take all reasonable  precautions to prevent its  unauthorized  dissemination, both during and after the  Contract.  Without  limiting  the scope of this duty,
Consultant  agrees  to  limit  its  internal  distribution  of  RS  Confidential
Information  to its  employees  and agents who have a need to know,  and to take steps to ensure that the  dissemination is so limited.  Consultant agrees not to use any RS  Confidential  Information  for its own benefit or for the benefit of anyone other than RS. Without limiting the scope of this duty, Consultant agrees not to design or manufacture any products which  incorporate any RS Confidential
Information. RS agrees to keep the terms of the agreement confidential accept as it may required by law or under due diligence for capital raising or mergers and acquisition.  Any Confidential Information given to RS by Consultants is for the use of RS and its employees but may not be used for the benefit of any others.

     (b) RS Confidential Information means information relating to the research, development,  products,  methods of manufacture,  trade secrets, business plans, customers,  finances,  and personnel  data related to the business or affairs of
RS. RS  Confidential  Information  does not  include any  information  (i) which
Consultant  knew before RS  disclosed  it to  Consultant;  (ii) which has become publicly known through no wrongful act of Consultant;  or (iii) which Consultant developed independently, as evidenced by appropriate documentation.

     (c) All RS  Confidential  Information  remains  the  property  of RS and no license or other rights in the Confidential  Information is granted hereby.  All information is provided "AS IS" and without any warranty,  express,  implied, or otherwise,  regarding its accuracy or  performance.  Further,  upon RS's written request, Consultant agrees to return to RS, all RS Confidential Information.

11.  NO CONFLICT:  Consultant  represents  and warrants that its  performance of this Contract will not conflict with any other  contract to which  Consultant is bound,  and while working on this  Contract,  Consultant  will not engage in any such  consulting  services  or enter into any  Contract  that  would  materially interfere  with the  commitment  of time and energy  required by  Consultant  to timely complete Consultant's obligations under this Contract.

12.  MISCELLANEOUS:

     (a)  Assignment.  Consultant  may not  assign  or  delegate  its  rights or obligations  under this  Contract  without  RS's written  consent  except to its principals, C. James Jensen and Joseph Abrams.

     (b) Governing Law; Severability. Florida law shall govern this Contract. If any provision of this Contract is found by a court of competent  jurisdiction to be unenforceable  for any reason,  the remainder of this Contract shall continue in full force and effect.

     (c) Arbitration.  The parties agree to submit any dispute arising out of or in connection  with this Contract to binding  arbitration  in Florida before the
American  Arbitration  Association  pursuant to the  provisions  of this Section
12(d),  and, to the extent not inconsistent  with this Section 12 (d), the rules of the American Arbitration Association. The parties agree that such arbitration will be in lieu of either party's rights to assert any claim,  demand or suit in
any  court  action,   provided  that  either  party  may  elect  either  binding arbitration  or a court  action  with  respect to a breach by the other party of such party's proprietary rights, including without limitation any trade secrets, copyrights or  trademarks.  Any  arbitration  shall be final and binding and the arbitrator's order will be enforceable in any court of competent jurisdiction.

     (d) Survival of Terms.  The  provisions  of  paragraphs  6, 7, 8, 9, and 12 hereof shall survive termination of this Contract.

     (e) Complete  Understanding;  Modification.  This Contract and the attached exhibit or exhibits constitute the full and complete  understanding and Contract of the parties  relating to the subject  matter  hereof and  supersede all prior understandings  and  Contracts  relating  to such  subject  matter.  Any waiver, modification,  or amendment of any provision of this Contract shall be effective only if in writing and signed by both parties.  The  provisions of this Contract shall  prevail over any  conflicting  provisions in a purchase  order,  invoice, acceptance notice or other document.

     (f) Signature. This Contract may be executed in several counterparts,  each of which will be deemed to be an  original,  and each of which  alone and all of which  together,  shall  constitute one and the same  instrument,  but in making proof of this  Contract it shall not be necessary to produce or account for each copy of any counterpart  other than the counterpart  signed by the party against whom this  Contract is to be  enforced.  This  Contract  may be  transmitted  by facsimile, and it is the intent of the parties for the facsimile (or a photocopy thereof)  of any  autograph  printed by a receiving  facsimile  machine to be an original  signature  and for the  facsimile  (or a  photocopy  thereof)  and any complete photocopy of the Contract to be deemed an original counterpart.

     (g) Limitation of Liability. Neither party shall under any circumstances be liable  for  any  consequential,  indirect,  special,  incidental  or  exemplary damages,  including  without  limitation,  any  loss of  revenues,  profits,  or business  or  other  economic  loss  arising  out of or in  connection  with the services provided hereunder.

     (h)  Liability.  Under any  conditions,  the  Consultant  liability for any breach under this agreement  shall be limited to his earned  compensation  under this  agreement.  The company's  liability  shall be limited to its  contractual obligation under this agreement.

RS                                         CONSULTANT

By: /s/ Scott Hirsch                       By: /s/
    ----------------------------------         --------------------------------
           signature                                     signature
Name: Scott Hirsch                         Name:
      -------------------------------           -------------------------------
           print name                                    print name
Title: CEO                                 Title:
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                                           CONSULTANTS:

                                    EXHIBIT A
                               DESCRIPTION OF WORK

(Consulting Services between RS and Stronghurst, LLC, Consultant.)

1.   SERVICES TO BE PROVIDED:  Consultant  shall render such  services as may be necessary to complete in a professional manner the project described as follows:

               a) Help in defining and communication the Company message
               b) Identification of Strategic Growth Areas
               c) Identification of Potential Merger and acquisition candidates.
               d) Identify Potential Exit Strategies
               e) Help introduce the company to potential  business  development partners
               f) Help with due diligence and negotiations  with potential M & A candidates.
               g) Introduce the company to potential Capital partners
               h) Help with after market stock support
               i)  Other  tasks  that  RS  may  request  and  are  agreed  to by
               Consultant

2.   COMPENSATION:

     a)  Consultant  shall be granted  750,000 shares of Company  stock.  At the time of the  execution of this  agreement,  375,000  shall be released,
         187,500 to Mr. Jensen, 187,500 to Mr. Abrams.
     b)  187,500  shares shall be kept in escrow and released 270 days after the execution of this agreement,  in the same ratio,  unless written notice is received by Consultant  60 days prior to the nine month  anniversary of the agreement being in force.
     c)  The final  187,500 shall be released from escrow on September 13, 2006, in the same ratio,  unless  written notice is received by Consultant 60 days prior to this date.
     d)  It is  understood  that  the  shares  will be  initially  unregistered;
         however the Company  shall  include  all shares  (750,000)  in its next registration statement.

3.   EXPENSES:   Although  the  above  fees   constitute   Consultant's   entire
remuneration for the services under this Contract  Consultant will be reimbursed for any expenses  incurred in connection  with this Contract with prior approval of RS If a change in the scope of the work  results  in a material  increase  or decrease  in the  cost or time  for  completion  of the  services,  the fees and schedule may, upon the mutual written Contract of the parties, be renegotiated.

RS                                          CONSULTANT

By: /s/ Scott Hirsch                       By: /s/ C. James Jensen
    ----------------------------------         --------------------------------
           signature                                     signature
Name: Scott Hirsch                         Name: James Jensen
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           print name                                    print name
Title: CEO                                 Title: Principal
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